Exhibit 99.1

For Immediate Release Contact: Gary J. Fuges, CFA ValueClick, Inc. 1.818.575.4677
VALUECLICK ANNOUNCES SECOND QUARTER 2011 RESULTS

Revenue and Profitability Exceed High-End of Guidance Ranges

Company to Acquire Dotomi, Leader in Dynamically-Optimized Display Advertising

Westlake Village, CA - August 2, 2011 - ValueClick, Inc. (Nasdaq: VCLK) today reported financial results for the second quarter ended June 30, 2011. Revenue, adjusted-EBITDA1, and earnings per share metrics all exceeded the high-end of the guidance ranges management provided on May 3, 2011.

Highlights from the second quarter of 2011 results include:

•	Revenue of $125.1 million, up 26 percent from the second quarter of 2010 (Q2 2010);

•	Adjusted-EBITDA of $37.1 million, up 36 percent from Q2 2010;

•	Adjusted-EBITDA margin of 29.6 percent versus 27.4 percent in Q2 2010; and

•	GAAP net income of $0.21 per diluted share versus $0.15 in Q2 2010.

In a separate press release, ValueClick also announced today that it has signed a definitive agreement to acquire privately-held Dotomi, the leading provider of data-driven, intelligent display media for major retailers. Through its unique set of capabilities, Dotomi has developed strategic, direct relationships with over 100 retail brands, including over forty brands from the Internet Retailer Top 100. For more information on this acquisition, please see today's press release entitled "ValueClick to Acquire Dotomi."

"Our momentum continued in the second quarter, as our investments to expand our growth profile and addressable markets continued to pay off," said Jim Zarley, chief executive officer of ValueClick. "Our unique combination of traffic, data, optimization, and services is resonating in the marketplace, and Dotomi will add direct advertiser relationships and strategic capabilities that will position us further as a powerhouse in both branding and performance-based digital marketing."

Non-GAAP net income, which excludes stock-based compensation and amortization of intangible assets was $22.4 million, or $0.28 per diluted common share for the second quarter. A table reconciling GAAP net income to non-GAAP diluted net income per common share is included in this press release.

___________________________
1Adjusted-EBITDA is defined as GAAP (Generally Accepted Accounting Principles) net income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation expenses. Please see the attached schedule for a reconciliation of GAAP net income to adjusted-EBITDA, and a discussion of why the Company believes adjusted-EBITDA is a useful financial measure to investors and how Company management uses this financial measure.

The consolidated balance sheet as of June 30, 2011 included approximately $142.5 million in cash and cash equivalents and no debt.

Business Outlook
Today, ValueClick is announcing guidance for the third quarter of 2011:

Guidance
Revenue	$128-$130 million
Adjusted-EBITDA	$36-$38 million
Mid-Point Adjusted-EBITDA Margin	28.7%
GAAP diluted net income per common share	$0.21-$0.22
Non-GAAP diluted net income per common share	$0.27-$0.28

The consolidated revenue guidance range is based on the following segment-level assumptions for revenue growth rates expressed as a percentage increase from third quarter 2010 reported revenue levels:

●	Affiliate Marketing:	up low double-digits
●	Media:	up low forties on a reported basis, up low twenties excluding Greystripe
●	Owned & Operated:	up low double-digits
●	Technology:	up high single-digits

Third quarter 2011 non-GAAP and GAAP diluted net income per common share guidance assume stock-based compensation of $2.8 million, amortization of intangible assets of $5.0 million, interest and other income of $0.8 million, a 38 percent effective tax rate, and 80.5 million diluted shares outstanding.

Third quarter 2011 guidance does not include the impact of the pending Dotomi acquisition. ValueClick expects to update its business outlook after the closing of this transaction, which is anticipated to occur in late August.

Conference Call Today at 4:30 p.m. ET
Jim Zarley, chief executive officer, and John Pitstick, chief financial officer, will present an overview of the results and other factors affecting ValueClick's financial performance for the second quarter, during a conference call and webcast on August 2 at 4:30 p.m. ET. Investors and analysts may obtain the dial-in information through StreetEvents (www.streetevents.com). The live Webcast of the conference call will be available on the Investor Relations section of www.valueclick.com. A replay of the conference call will be available through August 9 at (888) 203-1112 and (719) 457-0820 (pass code: 2296590). An archive of the Webcast will also be available through August 9.

About ValueClick
ValueClick, Inc. (Nasdaq: VCLK) is one of the world's largest digital marketing companies. Through a unique combination of data, technology and services, ValueClick increases brand awareness and drives customer acquisition at scale for the world's largest advertisers, and maximizes advertising revenue for tens of thousands of online and mobile publishers. ValueClick's brands include Commission Junction, ValueClick Media, Greystripe, Mediaplex, Smarter.com, CouponMountain.com, Investopedia.com, and PriceRunner. The Company is based in Westlake Village, California, and has offices in major advertising markets worldwide. For more information, please visit www.valueclick.com.

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, the risk that market demand for on-line advertising in general, and performance based on-line advertising in particular, will not grow as rapidly as predicted, the risk that legislation and governmental regulation could negatively impact the Company's performance, the risk that the closing of the Dotomi acquisition will not occur, the effects of the merger on ValueClick's financial results, the potential inability to successfully operate or integrate Dotomi's business, including the potential inability to retain customers, key employees or vendors. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including, but not limited to: its annual report on Form 10-K filed on February 28, 2011; recent quarterly reports on Form 10-Q; and other current reports on Form 8-K.

The Business Outlook contained in this release is based on current expectations. These statements are forward-looking, and actual results may differ materially. These statements do not include the potential impact of any mergers, acquisitions or other business combinations that may be completed after the date of this release. Actual stock-based compensation may differ from these estimates based on the timing and amount of stock awards granted, the assumptions used in stock award valuation and other factors. Actual income tax expense may differ from these estimates based on tax planning, changes in tax accounting rules and laws, and other factors.

ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

###

VALUECLICK, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)

	June 30,	December 31,
	2011	2010
	(Unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$142,534	$194,317
Marketable securities	—	3,000
Accounts receivable, net	87,106	86,738
Other current assets	24,372	18,470
Total current assets	254,012	302,525

Note receivable, less current portion	30,510	31,267
Property and equipment, net	14,169	12,414
Goodwill	232,174	183,218
Intangible assets, net	47,366	33,525
Other assets	46,640	50,618
TOTAL ASSETS	$624,871	$613,567

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities	$100,157	$103,258
Non-current liabilities	38,482	37,668
Total liabilities	138,639	140,926
Total stockholders' equity	486,232	472,641
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$624,871	$613,567

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Three-month Period
	Ended June 30,
	2011	2010
	(Unaudited)
Revenue	$125,062	$99,601
Cost of revenue	40,098	27,346
Gross profit	84,964	72,255
Operating expenses:
Sales and marketing (Note 1)	27,868	27,117
General and administrative (Note 1)	13,562	13,363
Technology (Note 1)	10,853	8,302
Amortization of intangible assets acquired in business combinations	6,147	4,936
Total operating expenses	58,430	53,718
Income from operations	26,534	18,537
Interest and other income, net	657	2,437
Income before income taxes	27,191	20,974
Income tax expense	10,210	8,932
Net income	$16,981	$12,042

Basic net income per common share	$0.22	$0.15
Diluted net income per common share	$0.21	$0.15
Weighted-average shares used to compute basic net income per common share	78,981	81,551
Weighted-average shares used to compute diluted net income per common share	80,059	82,212

Note 1 - Includes stock-based compensation as follows:
	Three-month Period
	Ended June 30,
	2011	2010
	(Unaudited)
Sales and marketing	$533	$332
General and administrative	1,676	1,660
Technology	405	208
Total stock-based compensation	$2,614	$2,200

VALUECLICK, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)

	Six-month Period
	Ended June 30,
	2011	2010
	(Unaudited)
Revenue	$241,573	$195,283
Cost of revenue	72,975	52,845
Gross profit	168,598	142,438
Operating expenses:
Sales and marketing (Note 1)	57,417	51,612
General and administrative (Note 1)	26,085	27,186
Technology (Note 1)	21,019	16,226
Amortization of intangible assets acquired in business combinations	11,035	9,902
Total operating expenses	115,556	104,926
Income from operations	53,042	37,512
Interest and other income, net	1,065	2,996
Income before income taxes	54,107	40,508
Income tax expense	20,264	17,143
Income from continuing operations	33,843	23,365
Loss from discontinued operations, net of tax	—	(134)
Gain on sale, net of tax	—	10,040
Net income	$33,843	$33,271

Basic income from continuing operations per common share	$0.42	$0.28
Diluted income from continuing operations per common share	$0.42	$0.28
Basic net income per common share	$0.42	$0.40
Diluted net income per common share	$0.42	$0.40
Weighted-average shares used to compute basic net income per common share	79,829	82,218
Weighted-average shares used to compute diluted net income per common share	80,847	82,850

Note 1 - Includes stock-based compensation as follows:
	Six-month Period
	Ended June 30,
	2011	2010
	(Unaudited)
Sales and marketing	$819	$660
General and administrative	3,089	3,097
Technology	623	400
Total stock-based compensation	$4,531	$4,157

VALUECLICK, INC.
RECONCILIATION OF INCOME FROM CONTINUING OPERATIONS
TO ADJUSTED-EBITDA (Note 1)
(In thousands)

	Three-month Period
	Ended June 30,
	2011	2010
	(Unaudited)
Net income	$16,981	$12,042
Interest and other income, net	(657)	(2,437)
Provision for income tax	10,210	8,932
Amortization of intangible assets acquired in business combinations	6,147	4,936
Depreciation and leasehold amortization	1,762	1,608
Stock-based compensation	2,614	2,200
Adjusted-EBITDA	$37,057	$27,281

	Six-month Period
	Ended June 30,
	2011	2010
	(Unaudited)
Income from continuing operations	$33,843	$23,365
Interest and other income, net	(1,065)	(2,996)
Provision for income tax	20,264	17,143
Amortization of intangible assets acquired in business combinations	11,035	9,902
Depreciation and leasehold amortization	3,516	3,214
Stock-based compensation	4,531	4,157
Adjusted-EBITDA	$72,124	$54,785

Note 1 - “Adjusted-EBITDA” (GAAP income from continuing operations before interest, income taxes, depreciation, amortization, and stock-based compensation expenses) included in this press release is a non-GAAP financial measure.

Adjusted-EBITDA, as defined above, may not be similar to adjusted-EBITDA measures used by other companies and is not a measurement under GAAP. Management believes that adjusted-EBITDA provides useful information to investors about the Company's performance because it eliminates the effects of period-to-period changes in income from interest on the Company's cash and marketable securities and the costs associated with income tax expense, capital investments, and stock-based compensation which are not directly attributable to the underlying performance of the Company's business operations. Management uses adjusted-EBITDA in evaluating the overall performance of the Company's business operations.

Though management finds adjusted-EBITDA useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses adjusted-EBITDA in conjunction with GAAP earnings and earnings per common share measures. The Company believes that adjusted-EBITDA provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS TO
NON-GAAP DILUTED NET INCOME PER COMMON SHARE (Note 1)
(In thousands)

	Three-month Period
	Ended June 30,
	2011	2010
	(Unaudited)
Net income	$16,981	$12,042
Stock-based compensation	2,614	2,200
Amortization of intangible assets acquired in business combinations	6,147	4,936
Tax impact of above items	(3,349)	(2,746)
Non-GAAP net income	$22,393	$16,432
Non-GAAP diluted net income per common share	$0.28	$0.20
Weighted-average shares used to compute non-GAAP diluted net income per common share	80,059	82,212

	Six-month Period
	Ended June 30,
	2011	2010
	(Unaudited)
GAAP income from continuing operations	$33,843	$23,365
Stock-based compensation	4,531	4,157
Amortization of intangible assets acquired in business combinations	11,035	9,902
Tax impact of above items	(6,075)	(5,446)
Non-GAAP net income	$43,334	$31,978
Non-GAAP diluted net income per common share	$0.54	$0.39
Weighted-average shares used to compute non-GAAP diluted net income per common share	80,847	82,850

Note 1 - “Non-GAAP diluted net income per common share” (GAAP diluted income from continuing operations per common share before the impact of stock-based compensation, amortization of intangibles, and other non-recurring events) included in this press release is a non-GAAP financial measure.

Non-GAAP diluted net income per common share, as defined above, may not be similar to non-GAAP diluted net income per common share measures used by other companies and is not a measurement under GAAP. Management believes that non-GAAP diluted net income per common share provides useful information to investors about the Company's performance because it eliminates the effects of items which are not directly attributable to the underlying performance of the Company's business operations. Management uses non-GAAP diluted net income per common share in evaluating the overall performance of the Company's business operations.

Though management finds non-GAAP diluted net income per common share useful for evaluating aspects of the Company's business, its reliance on this measure is limited because excluded items often have a material effect on the Company's earnings and earnings per common share calculated in accordance with GAAP. Therefore, management uses non-GAAP diluted net income per common share in conjunction with GAAP earnings and earnings per common share measures. The Company believes that non-GAAP diluted net income per common share provides investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of overall performance, and a baseline for assessing the future earnings potential of the Company. While the GAAP results are more complete, the Company prefers to allow investors to have this supplemental metric since, with a reconciliation to GAAP, it may provide greater insight into the Company's financial results.

VALUECLICK, INC.
SEGMENT OPERATING RESULTS
(In thousands)

	Three-month Period		Six-month Period
	Ended June 30,		Ended June 30,
	2011	2010	2011	2010
	(Unaudited)		(Unaudited)
Affiliate Marketing:
Revenue	$32,616	$28,738	$67,090	$58,097
Cost of revenue	4,314	4,418	8,638	8,437
Gross profit	28,302	24,320	58,452	49,660
Operating expenses	9,186	9,046	18,847	18,337
Segment income from operations	$19,116	$15,274	$39,605	$31,323

Media:
Revenue	$42,986	$31,637	$79,188	$62,440
Cost of revenue	23,082	16,908	42,795	32,761
Gross profit	19,904	14,729	36,393	29,679
Operating expenses	10,896	7,163	19,537	14,447
Segment income from operations	$9,008	$7,566	$16,856	$15,232

Owned & Operated Websites:
Revenue	$40,554	$31,986	$78,501	$59,883
Cost of revenue	11,954	5,434	20,030	10,517
Gross profit	28,600	26,552	58,471	49,366
Operating expenses	19,705	21,042	42,529	38,972
Segment income from operations	$8,895	$5,510	$15,942	$10,394

Technology:
Revenue	$9,092	$7,610	$17,173	$15,504
Cost of revenue	888	860	1,806	1,625
Gross profit	8,204	6,750	15,367	13,879
Operating expenses	3,474	2,975	6,508	6,016
Segment income from operations	$4,730	$3,775	$8,859	$7,863

Reconciliation of segment income from operations to consolidated income from operations:
Total segment income from operations	$41,749	$32,125	$81,262	$64,812
Corporate expenses	(6,454)	(6,452)	(12,654)	(13,241)
Stock-based compensation	(2,614)	(2,200)	(4,531)	(4,157)
Amortization of intangible assets	(6,147)	(4,936)	(11,035)	(9,902)
Consolidated income from operations	$26,534	$18,537	$53,042	$37,512

Reconciliation of segment revenue to consolidated revenue:
Affiliate Marketing	$32,616	$28,738	$67,090	$58,097
Media	42,986	31,637	79,188	62,440
Owned & Operated Websites	40,554	31,986	78,501	59,883
Technology	9,092	7,610	17,173	15,504
Inter-segment eliminations	(186)	(370)	(379)	(641)
Consolidated revenue	$125,062	$99,601	$241,573	$195,283